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VANGUARD(R) MORGAN(TM) GROWTH FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006

IMPORTANT CHANGE TO VANGUARD MORGAN GROWTH FUND

NEW MANAGER JOINS ADVISORY TEAM
The board of trustees of Vanguard Morgan Growth Fund has added Jennison Associates LLC (Jennison Associates) to the Fund's investment advisory team. Effective immediately, Jennison will manage a modest portion of the Fund's assets; over time it is expected that Jennison will manage a larger portion of the Fund.

Jennison and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, PRIMARY RISKS, AND FEES AND EXPENSES

The Fund's investment objective, primary investment strategies, and primary risks will not change. The addition of Jennison is not expected to cause a material increase in the Fund's fees or expenses for the current fiscal year.

In the FUND PROFILE section, under "Additional Information," the following is added to "Investment Advisors":

o    Jennison Associates LLC, New York, N.Y., since 2007

In the MORE ON THE FUND section under "Security Selection," the following text is added:

Jennison Associates LLC (Jennison Associates) executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison Associates seeks large-capitalization companies that are trading at attractive valuations and that demonstrate above-average growth in revenues, earnings, and cash flows. Securities in the portfolio generally exhibit superior sales or unit growth, strong market position, and a strong balance sheet. Securities are sold when an investment is no longer considered as attractive as other available investments.

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In the INVESTMENT ADVISORS section, the following bullet point is added:

o Jennison Associates LLC, 466 Lexington Ave., New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2006, Jennison managed approximately $75 billion in assets.

In addition, the first paragraph after the list is replaced with the following text:

The Fund pays three of its investment advisors--Wellington Management, Franklin Portfolio Associates, and Jennison Associates--on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the Fund's average daily net assets managed by the advisor for the quarter. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portion of the Fund over a trailing 36-month period is compared with that of the Russell 3000 Growth Index (for Wellington Management), the Russell Midcap Growth Index (for Franklin Portfolio Associates), and the Russell 1000 Growth Index (for Jennison Associates) over the same period.

Vanguard provides advisory services to the Fund on an at-cost basis. Vanguard's performance is evaluated against the MSCI US Prime Market Growth Index.

In the Plain Talk(R) titled "The Fund's Portfolio Managers," the following text is added immediately following the paragraph about Mr. Cone:

KATHLEEN A. MCCARRAGHER, Managing Director of Jennison Associates. She has worked in investment management since 1982; has been with Jennison Associates since 1998; and has managed a portion of the Fund since 2007. Education: B.B.A., University of Wisconsin; M.B.A., Harvard Business School.










(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSB26 012007
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VANGUARD/(R)/ MORGAN/TM/ GROWTH FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 27, 2006


IMPORTANT CHANGE TO VANGUARD MORGAN GROWTH FUND
NEW MANAGER JOINS ADVISORY TEAM

The board of trustees of Vanguard Morgan Growth Fund has added Jennison Associates LLC (Jennison Associates) to the Fund's investment advisory team. Effective immediately, Jennison Associates will manage a modest portion of the Fund's assets; over time it is expected that Jennison Associates will manage a larger portion of the Fund. Jennison Associates and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services," the following text is added to page B-26:

     The Trust currently uses four investment advisors:

o Jennison Associates LLC, 466 Lexington Ave., New York, NY 10017, an investment advisory firm founded in 1969, provides investment advisory services for a portion of the Fund's assets.

     On page B-27, the following paragraph is added before the heading "Franklin Portfolio Associates":


I. JENNISON ASSOCIATES LLC

Jennison Associates is a registered investment advisor founded in 1969 and is a wholly-owned subsidiary of Prudential Financial, Inc.

     The Fund entered into an investment advisory agreement with Jennison Associates to manage the investment and reinvestment of the portion of the Fund's assets that the Fund's board of trustees determines to assign to Jennison Associates (the Jennison Portfolio). In this capacity, Jennison Associates continuously reviews, supervises, and administers the Jennison Portfolio. Jennison Associates discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

     Under this agreement, the Fund pays Jennison Associates a base fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the Jennison Portfolio's average daily net assets for the quarter. The base fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Jennison Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the Jennison Portfolio will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

A. OTHER ACCOUNTS MANAGED

Kathleen A. McCarragher manages a portion of the Morgan Growth Fund. As of September 30, 2006, the Fund held assets of $6.8 billion. As of September 30, 2006, Ms. McCarragher also managed thirteen other registered investment companies with total assets of $8.8 billion, three pooled investment vehicles with total assets of $363 million, and 47 other accounts with total assets of $5.6 billion.

B. MATERIAL CONFLICTS OF INTEREST

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison Associates has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     Jennison Associates' portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objective, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large-cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses, and cash flows.

     Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, positions. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison Associates has policies and procedures that seek to mitigate, monitor, and manage this conflict.

     In addition, Jennison Associates has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison Associates does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison Associates personnel periodically review the performance of Jennison Associates' portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison Associates also believes that its compensation structure tends to mitigate this conflict.


C. DESCRIPTION OF COMPENSATION

Jennison Associates seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

     Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

     The following factors will be reviewed for Kathleen A. McCarragher:

o One and three -year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 1000 Growth Index, and industry peer group data for the product strategy (e.g., large-cap growth, large-cap value) for which the portfolio manager is responsible;

o    Historical and long-term business potential of the product strategies;

o    Qualitative factors such as teamwork and responsiveness; and

o Other factors such as experience and other responsibilities such as being a team leader or supervisor.


D. OWNERSHIP OF SECURITIES

As of September 30, 2006, Ms. McCarragher owned no shares of the Morgan Growth Fund.

     The following text replaces the paragraph immediately beneath the heading "Duration and Termination of Investment Advisory Arrangements":

     The Fund's current agreements with its unaffiliated advisors are renewable for successive one-year periods (the initial agreement with Jennison Associates is in effect until January 4, 2009, and renewable for one-year periods thereafter), only if (1) each renewal is approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the advisor (30 days for Jennison Associates), (2) by a vote of a majority of the Fund's outstanding voting shares, or (3) by the advisor upon ninety (90) days' written notice to the Fund.






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(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
                                                                          012007